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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  May 7, 2001
                                                   -----------


                         COMMERCIAL FEDERAL CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


                NEBRASKA                  1-11515             47-0658852
---------------------------------------  -----------   ----------------------
   (State or other jurisdiction           (Commission      (I.R.S. Employer
        of incorporation)                File Number)    dentification Number)


2120 SOUTH 72nd STREET, OMAHA, NEBRASKA              68124
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(Address of principal executive offices)          (Zip Code)


Registrant's telephone number including area code:    (402) 554-9200
                                                      --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

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                         COMMERCIAL FEDERAL CORPORATION
                         ------------------------------

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
                                 --------------

Item 5.  Other Events:
----------------------

     On May 7, 2001, the Board of Directors of Commercial Federal Corporation (the "Corporation") authorized phase four of its stock repurchase program. This repurchase consists of 5,000,000 shares of the Corporation's outstanding common stock to be completed no later than December 31, 2002. These repurchases can be made at any time and in any amount, depending upon market conditions and various other factors. Any repurchase generally will be on the open-market, although privately negotiated transactions are also possible. In compliance with Nebraska law, all repurchased shares will be cancelled.

     On May 7, 2001, the Corporation's Board of Directors also approved an increase to the Corporation's quarterly cash dividend to $.08 per common share from $.07 per common share. The new dividend rate of $.08 per common share will be paid on July 12, 2001 to stockholders of record as of June 28, 2001.

     On May 8, 2001, the Corporation's Board of Directors adopted an amendment to the Corporation's By-Laws which increased the Corporation's board of director seats to eleven from ten. In addition, on May 8, 2001, the Corporation's Board of Directors appointed Robert J. Hutchinson, President and Chief Operating Officer, as a director, bringing the total number of Board of Directors of the Corporation to eleven.

     The Corporation held its Annual Meeting of Stockholders on May 8, 2001, in Omaha, Nebraska. The inspector of election issued his certified final report on May 8, 2001 for the election of directors voted upon at such Annual Meeting. The proposal voted upon at the Annual Meting was for the election of three individuals as directors for three year terms. The results of voting were as follows:

     Proposal 1 - Election of Directors:
     -----------------------------------

          Nominees (for terms to expire in 2004):    Votes For   Votes Withheld
          ---------------------------------------    ----------  --------------
          Talton K. Anderson                         44,240,205     2,879,709
          Carl G. Mammel                             44,236,893     2,883,021
          James P. O'Donnell                         43,079,667     4,040,247


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                         COMMERCIAL FEDERAL CORPORATION
                         ------------------------------

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
                                 --------------

Item 5.  Other Events (Continued):
----------------------------------

     Information regarding the three announcements is set forth in the press releases dated May 7, 2001 and May 8, 2001, respectively, attached hereto as Exhibit 99, Exhibit 99.1 and Exhibit 99.2 and incorporated herein by reference. A complete copy of the Corporation's By-Laws, as amended and restated, are also attached hereto as Exhibit 3 (ii) and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits:
-------------------------------------------

     (a)  Exhibits:

          Exhibit 3 (ii)  By-Laws, As Amended And Restated.

          Exhibit 99      Press release dated May 7, 2001.

          Exhibit 99.1    Press release dated May 7, 2001.

          Exhibit 99.2    Press release dated May 8, 2001.




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                                 SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 COMMERCIAL FEDERAL CORPORATION
                                 ------------------------------
                                 (Registrant)


Date:  May 9, 2001               /s/ David S. Fisher
       -----------               -------------------
                                 David S. Fisher
                                 Executive Vice President and
                                 Chief Financial Officer
                                 (Duly Authorized Officer)






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